Loan Receivable, Net	12 Months Ended
Mar. 31, 2025
Loan Receivable, Net [Abstract]
LOAN RECEIVABLE, NET

NOTE 7 — LOAN RECEIVABLE, NET

On January 10, 2025, the Company entered into a short-term loan agreement with an unrelated company to lend HK$1,000,000 (US$128,320) with due date on January 19, 2026 which carry an interest rate of 8% per annum to be paid yearly. The short-term loan was secured by personal guarantee provided by the borrower’s director.

Loan receivable, net consisted of the following:

	As of March 31,
	2025	2024
Loan receivable	$128,536	$—
Less: allowance for expected credit loss	(1,355)	—
	$127,181	$—

The movement of allowances for expected credit loss is as follow:

	As of March 31,
	2025	2024
Balance at beginning of the year	$—	$—
Provision	1,353	—
Exchange difference	2	—
Balance at end of the year	$1,355	$—

Interest income from short term loans for the year ended March 31, 2025 was $13,846.